Dreyfus BASIC Intermediate Municipal Bond Portfolio ANNUAL REPORT August 31, 1999 (reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.
   * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value Year 2000 Issues (Unaudited) The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.

                                 Contents
                                 THE PORTFOLIO
                             2   Letter from the President
                             3   Discussion of Portfolio Performance
                             6   Portfolio Performance
                             7   Statement of Investments
                            13   Statement of Assets and Liabilities
                            14   Statement of Operations
                            15   Statement of Changes in Net Assets
                            16   Financial Highlights
                            17   Notes to Financial Statements
                            21   Report of Independent Auditors
                            22   Important Tax Information
                                 FOR MORE INFORMATION
                                 Back Cover

                                                                  The Portfolio
                                                                  Dreyfus BASIC
                                         Intermediate Municipal  Bond Portfolio
LETTER FROM THE PRESIDENT Dear Shareholder: We are pleased to present this annual report for Dreyfus BASIC Intermediate Municipal Bond Portfolio, covering the 12-month period from September 1, 1998 through August 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor. The past year has been mixed for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board in the fall of 1998 helped the U.S. economy withstand the effects of economic weakness in Japan, Asia and Latin America. As interest rates declined, the prices of many municipal bonds appreciated. Soon after 1999 began, however, evidence emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period. In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets. We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC Intermediate Municipal Bond Portfolio. Sincerely, Stephen E. Canter President and Chief Investment Officer The Dreyfus Corporation September 14, 1999

DISCUSSION OF PERFORMANCE Douglas Gaylor, Portfolio Manager How did Dreyfus BASIC Intermediate Municipal Bond Portfolio perform over the period? The portfolio produced a .11% total return(1) over the 12-month period ended August 31, 1999, compared with a total return of .25% for the Lipper Municipal Debt Funds category average.(2) The portfolio's record of relative performance was adversely affected by its security selection strategy, which emphasized deep-discount bonds. While deep-discount bonds potentially perform better than other types of municipal bonds when markets are rising, they may also tend to underperform in declining markets such as the kind experienced this year. What is the portfolio's investment approach? Our goal is to seek a high level of federally tax-exempt income from a diversified portfolio of intermediate-term municipal bonds. In pursuit of this objective, we conduct rigorous analysis of each individual bond's structure. Within the context of our bond structure analyses, we strive to maximize both income and total return, which is the combination of income earned and bond price changes over a period of time. First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out-of-favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time. This may be especially true for bonds that do not currently meet institutions' "de minimus" requirements -- which govern institutions' ability to earn tax-exempt income -- but that we expect to do so in the future. Second, for the remainder of the portfolio, we look for bonds that potentially can provide consistently high current yields. We often find such opportunities in modest premium bonds. We not only look for The Portfoli

DISCUSSION OF FUND PERFORMANCE (CONTINUED) bonds that we expect to provide highly competitive yields, but we try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market. What other factors influenced the portfolio's performance? The portfolio was affected by changing interest rates over the past year. When the reporting period began on September 1, 1998, investors were concerned about the potentially adverse economic effects of the global currency and credit crisis, which had spread from Asia to Russia and was threatening Latin America. In response, the Federal Reserve Board reduced short-term interest rates last fall in an attempt to stimulate global economic growth. The Federal Reserve's strategy apparently was effective. Economies in Japan and Southeast Asia appear to have halted their deterioration early in 1999, and the growth of the U.S. economy was stronger than most analysts expected. Municipal bond yields and prices stabilized in this environment. In the second quarter, however, strong economic growth raised concerns among fixed-income investors that inflationary pressures might re-emerge. The Federal Reserve Board increased short-term interest rates twice during the summer of 1999 in an attempt to forestall a reacceleration of inflation. This change in monetary policy -- and the increased attractiveness of taxable bonds with higher yields -- caused municipal bond prices to fall in July and August. In addition, because of strong economic conditions throughout the country, municipalities have had less need to borrow. Yet, demand has remained high from individual and institutional investors seeking to reduce their income tax liabilities. This imbalance between supply and demand constrained the rise of municipal bond yields relative to the yields of taxable bonds. As a result, the municipal bond market generally outperformed the U.S. Treasury securities market over the first eight months of 1999.

What is the portfolio's current strategy? We have continued to search for bonds with attractive structures in the national municipal bond market. We have found such values, in our opinion, in "de minimus" bonds in the 10- to 15-year maturity range that are selling at a discount to their face values and that cannot be redeemed by their issuers any time soon. These bonds typically sell at lower prices because they may be temporarily out-of-favor among institutional investors. While discount bonds have the potential to appreciate faster than other municipal bonds in rising markets, their prices also tend to fall faster in declining markets, as we experienced toward the end of the reporting period. In addition, we have continued to focus on high-quality issuers. Although the differences in yields between the highest quality bonds and lower quality bonds have widened from very narrow levels recently, we currently see little reason to assume the added credit risk lower rated bonds entail. September 14, 1999 (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. (2) SOURCE: LIPPER ANALYTICAL SERVICES, INC.
                                                       The Portfolio


PORTFOLIO PERFORMANCE Comparison of change in value of $10,000 investment in Dreyfus BASIC Intermediate Municipal Bond Portfolio and the Lehman Brothers
10-Year Municipal Bond Index Average Annual Total Returns AS OF 8/31/99

                                                                                                                    Inception
                                                                         1 Year                5 Years              (5/4/94)
PORTFOLIO                                                                   0.11%               5.89%                  6.13%

((+))  SOURCE: LEHMAN BROTHERS.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO ON 5/4/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/4/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. THE PORTFOLIO INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, UNLIKE THE PORTFOLIO, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, 10-YEAR TAX EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE INDEX, CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE PORTFOLIO. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT $14,005 Lehman Brothers 10-Year Municipal Bond Index((+) $13,729 Dreyfus BASIC Intermediate Municipal Bond Portfolio


STATEMENT OF INVESTMENTS
August 31, 1999
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.7%                                                        Amount ($)               Value ($)
ALABAMA--1.0%
Alabama Agricultural and Mechanical University, Revenues

   6%, 11/1/2006 (Insured; MBIA, Prerefunded 11/1/2005)                                       1,000,000  (a)           1,090,880

ARIZONA--.3%
Maricopa County, COP 5.625%, 6/1/2000                                                           370,000                  374,251
CALIFORNIA-2.7%
California Statewide Communities Development
  Authority, COP, Revenue
  (Triad Healthcare) Zero Coupon, 8/1/2007

   (Insured; California Health Facilities Construction Loan Fund)                             3,000,000                2,035,500
Foothill/Eastern Transportation Corridor
   Agency, Toll Road Revenue
   Zero Coupon, 1/1/2004                                                                      1,000,000                  827,070
Hemet, COP (Capital Projects) 6.50%, 2/1/2003                                                   200,000                  208,762

COLORADO--4.0%

Arapahoe County (School District Number 1, Englewood)
   4.50%, 12/1/2016 (Insured; FSA)                                                            1,710,000                1,480,467
Denver City and County, Airport Revenue
    7.25%, 11/15/2007                                                                           180,000                  193,774
Lower Colorado River Authority, Revenue
   Zero Coupon, 1/1/2003 (Insured; AMBAC)                                                     1,000,000                  860,460
Westminster, MFHR, Refunding (Semper Village Apartments)
   5.95%, 9/1/2006 (Guaranteed; AXA Reinsurance)                                              1,830,000                1,901,974

DELAWARE--3.9%
Delaware Economic Development Authority, Revenue
  (Delaware State University Project):

      4%, 10/1/2009 (Insured; MBIA)                                                             570,000                  517,874
      4%, 10/1/2010 (Insured; MBIA)                                                             805,000                  717,158
      4.10%, 10/1/2011 (Insured; MBIA)                                                          835,000                  737,564
      4.20%, 10/1/2012 (Insured; MBIA)                                                          830,000                  726,648
      4.30%, 10/1/2013 (Insured; MBIA)                                                          905,000                  788,264
      4.40%, 10/1/2014 (Insured; MBIA)                                                          915,000                  797,944

FLORIDA--1.4%

Palm Beach County, Criminal Justice Facilities Revenue
   5.90%, 6/1/2008 (Insured; FGIC)                                                            1,400,000                1,486,030
HAWAII--1.9%
Hawaii 5.80%, 1/1/2005                                                                        1,000,000                1,049,130

Hawaii Harbor, Capital Improvement Revenue

   6.20%, 7/1/2008 (Insured; FGIC)                                                            1,000,000                1,064,190

ILLINOIS--.9%
Chicago Public Building Commerce, Building Revenue

   (Chicago Park District) 5.80%, 1/1/2013
   (Insured; FGIC, Prerefunded 1/1/2003)                                                      1,000,000  (a)           1,061,320
                                                                                           The Portfolio



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)

KANSAS--1.5%
Dodge Unified School District

   (Ford County Number 443) 4.50%, 9/1/2015 (Insured; FSA)                                    1,855,000                1,624,257

INDIANA--.9%
Indiana Transportation Finance Authority, Airport Facilities LR

   (United Air) 6.25%, 11/1/2003                                                              1,000,000                1,060,090

MAINE--1.6%
Maine Health and Higher Educational Facilities Authority, Revenue

   4.625%, 7/1/2015 (Insured; MBIA)                                                           2,090,000                1,869,630

MARYLAND--2.3%
Northeast Waste Disposal Authority, RRR

   (Baltimore Resco Retrofit Project) 4.75%, 1/1/2012                                         2,910,000                2,540,576

MASSACHUSETTS--1.0%
University of Massachusetts Building Authority, Revenue

   6.50%, 5/1/2006                                                                            1,000,000                1,104,020

MICHIGAN-2.7%
Greater Detroit Resource Recovery Authority, Revenue

   6.25%, 12/13/2008 (Insured; AMBAC)                                                         1,000,000                1,095,340

Michigan Hospital Finance Authority, HR, Refunding:

   (Genesys Health System) 7.10%, 10/1/2002                                                     860,000                  915,461
   (Holland Community Hospital) 5.25%, 1/1/2010                                               1,000,000                  986,220

MINNESOTA--1.5%
Minneapolis and St. Paul Metropolitan Apartments Commission

   4.50%, 1/1/2015                                                                            1,890,000                1,675,126

MISSISSIPPI--1.2%

Mississippi, Capital Improvements
   4.50%, 11/1/2017 (Insured; FGIC)                                                           1,585,000                1,367,380

MISSOURI--3.1%
Branson Reorganization School District Number R-4

   (School District Direct Deposit Program)
   4.375%, 3/1/2018 (Insured; AMBAC)                                                          1,350,000                1,127,426
North Kansas City, HR 4.50%, 11/15/2015 (Insured; AMBAC)                                      1,325,000                1,148,642

Missouri Regional Convention and Sports Complex Authority

   (Convention and Sports Project)
   5.50%, 8/15/2013 (Insured; MBIA)                                                           1,100,000                1,110,802

NEW JERSEY--4.2%
Essex County Utilities Authority, Solid Waste Revenue

   Zero Coupon, 4/1/2011 (Insured; FSA)                                                       1,000,000                  537,020
New Jersey 4.75%, 8/1/2015                                                                    1,840,000                1,699,406
New Jersey Economic Development Authority,
   Market Transition Facility Revenue
   7%, 7/1/2003 (Insured; MBIA)                                                               1,000,000                1,090,160




                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
NEW JERSEY (CONTINUED)

New Jersey Turnpike Authority, Turnpike Revenue
   6%, 1/1/2005                                                                               1,290,000                1,346,928

NEW YORK--6.1%
New York Dormitory Authority, Secured Hospital Revenues

   (Interfaith Medical Center) 5.375%, 2/15/2011                                              4,120,000                4,092,066
New York State Housing Corp., Revenue 6%, 11/1/2003                                           1,500,000                1,571,160

New York State Thruway Authority, Service Contract Revenue

   (Local Highway and Bridge) 5.75%, 4/1/2006                                                 1,000,000                1,045,290

NORTH CAROLINA--2.5%
Charlotte, COP (Convention Facility Project)

   5.25%, 12/1/2013 (Insured; AMBAC)                                                          1,750,000                1,738,590
North Carolina Eastern Municipal Power Agency,
   Power System Revenue
   7%, 1/1/2008                                                                               1,000,000                1,074,890

OHIO--.5%

Cuyahoga County, HR (Meridia Health System)
   6.20%, 8/15/2005                                                                             505,000                  547,622

PENNSYLVANIA--20.0%
Allegheny County Hospital Development Authority, Revenue

   (UPMC Health Systems) 4.625%, 12/15/2015                                                   4,000,000                3,512,480

Berks County Municipal Authority, Revenue

   (Phoebe--Devitt Homes Project) 5.50%, 5/15/2011                                            1,000,000                  941,370

Butler County Hospital Authority, Health Center Revenue

   (St. Francis Health Care Project) 6%, 5/1/2008                                             1,860,000                1,952,014
Harrisburg Authority, Office and Parking Revenue
   5.50%, 5/1/2005                                                                              650,000                  638,183
Harrisburg Redevelopment Authority, Revenue
   Zero Coupon, 11/1/2017 (Insured; FSA)                                                      2,750,000                  976,717
Pennsylvania, COP 5.40%, 7/1/2008 (Insured; AMBAC)                                            5,000,000                5,067,700

Pennsylvania Convention Center Authority, Revenue

   6.25%, 9/1/2004                                                                              200,000                  207,380

Pennsylvania Higher Educational Facilities Authority,

   Universtiy Health Services Revenue 5.35%, 1/1/2008                                         4,500,000                4,364,685

Philadelphia, Water and Wastewater Revenue

   5.75%, 6/15/2013 (Insured; MBIA)                                                           1,000,000                1,023,340
Philadelphia Hospitals and Higher Education
   Facilities Authority, Revenue
   (Northwestern Corp.)
   6.50%, 6/1/2004 (Prerefunded 6/1/2003)                                                     1,280,000  (a)           1,382,528
Philadelphia School District 5.375%, 7/1/2005 (Insured; AMBAC)                                1,000,000                1,039,450
                                                                                           The Portfolio


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)

RHODE ISLAND--.9%
Rhode Island, Consolidated Capital Development Loan

   5.95%, 8/1/2013 (Insured; MBIA)                                                            1,000,000                1,027,290

SOUTH CAROLINA--1.3%
Charleston County (Alliance Health Services Revenue Care )

   4.80%, 8/15/2013 (Insured; FSA)                                                            1,600,000                1,468,848

TENNESSEE--1.8%
Memphis 4.50%, 10/1/2011                                                                      2,185,000                2,036,857
TEXAS--5.5%
Brazos Higher Education Authority, Student Loan Revenue

   6.20%, 12/1/2002                                                                             180,000                  188,365
Houston Airport System, Special Facilities
   Revenue (Automated People Mover)
   5.375%, 7/15/2009 (Insured; FSA, Guaranteed;
   Continental Airline, Inc.)                                                                 1,385,000                1,401,745
Irving Hospital Authority, HR (Irving Healthcare Systems)
   5.70%, 7/1/2008 (Insured; FSA)                                                             1,675,000                1,729,722

Mesquite Health Facilities Development Corporation
  Retirement Facilities Revenue (Christian Retirement Facility):

      5.70%, 2/15/2002                                                                          285,000                  289,648
      5.80%, 2/15/2003                                                                          315,000                  321,596
San Antonio, Water Revenue:
   6.30%, 5/15/2004 (Insured; FGIC, Escrowed to Maturity)                                       100,000                  107,702
   6.30%, 5/15/2004 (Insured; FGIC)                                                             900,000                  958,149
Waco 6%, 2/1/2004 (Insured; FGIC)                                                             1,070,000                1,134,254

UTAH--1.4%
Salt Lake County Municipal Building Authority, LR

   6.15%, 10/1/2010 (Insured; MBIA)                                                           1,450,000                1,550,862

VIRGINIA--2.1%
Brunswick County Industrial Development Authority,
  Correctional Facility LR

   5.55%, 7/1/2008 (Insured; MBIA)                                                            1,325,000                1,389,448
Virginia Housing Development Authority,
   Commonwealth Mortgage
   5.75%, 1/1/2001                                                                            1,000,000                1,018,530

WASHINGTON--2.0%
Snohomish County Public Utility District Number 1,
  Electric Revenue

   6.60%, 1/1/2002 (Insured; FGIC)                                                            1,000,000                1,047,660

Washington Health Care Facilities Authority, Revenue

   (Gray Harbor Community Hospital)
   5.75%, 7/1/2010 (Insured; Asset Guaranty)                                                  1,180,000                1,205,700



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
WEST VIRGINIA--.8%
West Virginia Public Energy Authority,
  Energy Revenue (Morgantown Associates Project)

   5.05%, 7/1/2008 (LOC; Swiss Bank Corp.)                                                      925,000                  914,621

WISCONSIN--2.0%
Kenosha Zero Coupon, 10/15/2008 (Insured; MBIA)                                               2,000,000                1,243,260
Wisconsin, Transportation Revenue 5.40%, 7/1/2004                                             1,000,000                1,022,960
WYOMING--.7%
Wyoming Farm Loan Board, Capital Facilities Revenue

   Zero Coupon, 10/1/2004                                                                     1,000,000                  786,530

U.S. RELATED--12.0%
Puerto Rico Commonwealth Highway and
  Transportation Authority, Highway Revenue:

      5.40%, 7/1/2006                                                                         8,000,000                8,191,920
      5.40%, 7/1/2006 (Insured; FSA)                                                          5,000,000                5,119,950

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $106,560,709)                                                                                               105,548,826

SHORT-TERM MUNICIPAL INVESTMENTS--1.3%
MICHIGAN
Michigan Strategic Fund, PCR, VRDN
  (Consumers Power Project) 3.15%

   (cost $1,500,000)                                                                          1,500,000  (b)           1,500,000
TOTAL INVESTMENTS (cost $108,060,709)                                                             97.0%              107,048,826
CASH AND RECEIVABLES (NET)                                                                         3.0%                3,295,589
NET ASSETS                                                                                       100.0%              110,344,415
                                                                                           The Portfolio



Summary of Abbreviations

AMBAC          American Municipal Bond                                 MBIA         Municipal Bond Investors
                  Assurance Corporation                                                Assurance Insurance Corporation
COP            Certificate of Participation                            MFHR         Multi-Family
FGIC           Financial Guaranty Insurance Company                                    Housing Revenue
FSA            Financial Security Assurance                            PCR          Pollution Control Revenue
HR             Hospital Revenue                                        RRR          Resources Recovery Revenue
LOC            Letter of Credit                                        VRDN         Variable Rate Demand Notes\
LR             Lease Revenue


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
AAA                              Aaa                             AAA                                              54.7
AA                               Aa                              AA                                               11.5
A                                A                               A                                                23.1
BBB                              Baa                             BBB                                               7.8
F-1+ & F-1                       MIG1, VMIG1, & P1               SP1 & A1                                          1.4
Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      1.5
                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE. (B) SECURITIES PAYABLE ON DEMAND. THE INTEREST RATE, WHICH IS SUBJECT TO CHANGE, IS BASED UPON BANK PRIME RATES OR AN INDEX OF MARKET INTEREST RATES. (C) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST. SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999
                                                             Cost         Value
ASSETS ($):
Investments in securities--See Statement of
Investments                                           108,060,709   107,048,826
Cash                                                                  1,976,176
Interest receivable                                                   1,268,205
Receivable for investment securities sold                                89,700
Receivable for shares of Common Stock subscribed                         25,000
Prepaid expenses                                                          9,824

                                                                    110,417,731

LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                            19,062
Payable for shares of Common Stock redeemed                              23,694
Accrued expenses and other liabilities                                   30,560

                                                                         73,316
NET ASSETS ($)                                                       110,344,415

COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                     111,293,919
Accumulated net realized gain (loss) on investments                      62,379
Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                            (1,011,883)
NET ASSETS ($)                                                      110,344,415

SHARES OUTSTANDING (500 million shares of $.001 par value Common Stock authorized) 8,563,947 NET ASSET VALUE, offering and redemption price per share ($) 12.88 SEE NOTES TO FINANCIAL STATEMENTS.
                                                       The Portfolio

STATEMENT OF OPERATIONS
Year Ended August 31, 1999
INVESTMENT INCOME ($):
INTEREST INCOME                                                      5,078,056
EXPENSES:
Management fee--Note 3(a)                                              609,789
Shareholder servicing costs--Note 3(b)                                  98,871
Registration fees                                                       27,962
Professional fees                                                       22,750
Custodian fees                                                          13,116
Prospectus and shareholders' reports                                     7,219
Directors' fees and expenses--Note 3(c)                                  1,517
Loan commitment fees--Note 2                                               408
Miscellaneous                                                           15,808
TOTAL EXPENSES                                                         797,440

Less--reduction in management fee due to
   undertaking--Note 3(a)                                             (339,691)
NET EXPENSES                                                           457,749
INVESTMENT INCOME--NET                                               4,620,307

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):
Net realized gain (loss) on investments                                440,113
Net unrealized appreciation (depreciation) on investments           (5,337,383)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (4,897,270)
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (276,963)
SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                   Year Ended August 31,
                                                                                        1999                               1998
OPERATIONS ($):
Investment income--net                                                              4,620,307                          3,659,685
Net realized gain (loss) on investments                                               440,113                            317,699

Net unrealized appreciation (depreciation)
   on investments                                                                  (5,337,383)                         2,451,973
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                         (276,963)                         6,429,357

DIVIDENDS TO SHAREHOLDERS FROM ($):
Investment income--net                                                             (4,620,307)                        (3,677,127)
Net realized gain on investments                                                     (664,088)                          (822,083)
TOTAL DIVIDENDS                                                                    (5,284,395)                        (4,499,210)
CAPITAL STOCK TRANSACTIONS ($):
Net proceeds from shares sold                                                      44,457,031                         36,124,077
Dividends reinvested                                                                4,182,372                          3,570,034
Cost of shares redeemed                                                           (25,394,294)                       (15,335,815)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                                                 23,245,109                         24,358,296
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            17,683,751                         26,288,443

NET ASSETS ($):
Beginning of Period                                                                92,660,664                         66,372,221
END OF PERIOD                                                                     110,344,415                         92,660,664
CAPITAL SHARE TRANSACTIONS (SHARES):
Shares sold                                                                         3,315,861                          2,702,923
Shares issued for dividends reinvested                                                312,283                            267,346
Shares redeemed                                                                    (1,895,459)                        (1,148,735)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                       1,732,685                          1,821,534
SEE NOTES TO FINANCIAL STATEMENTS.
                                                       The Portfolio



FINANCIAL HIGHLIGHTS The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.
                                                                                      Year Ended August 31,

                                                                 1999         1998          1997           1996          1995

PER SHARE DATA ($):

Net asset value, beginning of period                            13.56        13.25         12.83           12.95         12.65

Investment Operations:

Investment income--net                                            .61          .63           .66             .65           .68
Net realized and unrealized
   gain (loss) on investments                                    (.58)         .47           .45            (.12)          .30
Total from Investment Operations                                  .03         1.10          1.11             .53           .98

Distributions:

Dividends from investment income--net                            (.61)        (.63)         (.66)           (.65)         (.68)
Dividends from net realized
   gain on investments                                           (.10)        (.16)         (.03)             --            --
Total Distributions                                              (.71)        (.79)         (.69)           (.65)         (.68)
Net asset value, end of period                                  12.88        13.56         13.25           12.83         12.95
TOTAL RETURN (%)                                                  .11         8.51          8.95            4.07          8.09

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45          .45           .24             .39           .11
Ratio of net investment income
   to average net assets                                         4.55         4.68          5.07            5.01          5.45
Decrease reflected in above expense ratios
   due to undertakings by the Manager                             .33          .36           .56             .46           .81
Portfolio Turnover Rate                                         60.65        15.38         64.65           54.99         34.12
Net Assets, end of period ($ x 1,000)                         110,344       92,661        66,372          46,598        43,155

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS NOTE 1--Significant Accounting Policies: Dreyfus BASIC Intermediate Municipal Bond Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering four series, including the portfolio. The portfolio's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the portfolio' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold to the public without a sales charge. The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis. The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates. (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED) fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the portfolio received net earnings credits of $11,883 during the period ended August 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.
(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes. NOTE 2--Bank Line of
Credit: The portfolio participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 1999, the portfolio did not borrow under the Facility.
NOTE 3--Management Fee and Other Transactions With Affiliates: (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expense, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of . 45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $339,691 during the period ended August 31, 1999. (b) Under the Shareholder Services Plan, the portfolio reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the The Portfoli

NOTES TO FINANCIAL STATEMENTS (CONTINUED) Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio' s average daily net assets for the certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 1999, the portfolio was charged $74,720 pursuant to the Shareholder Services Plan. The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended August 31, 1999, the portfolio was charged $17,585 pursuant to the transfer agency agreement. (c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation. NOTE 4--Securities
Transactions: The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1999, amounted to $81,615,270 and $59,269,035, respectively. At August 31, 1999, accumulated net unrealized depreciation on investments was $1,011,883, consisting of $1,441,091 gross unrealized appreciation and $2,452,974 gross unrealized depreciation. At August 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS Shareholders and Board of Directors Dreyfus BASIC Intermediate Municipal Bond Portfolio We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Intermediate Municipal Bond Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Intermediate Municipal Bond Portfolio at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles. New York, New York October 4, 1999
                                                       The Portfolio

 IMPORTANT TAX INFORMATION (Unaudited) In accordance with Federal tax law, the portfolio hereby makes the following designations regarding its fiscal year ended August 31, 1999:
   --all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax) , an
   --the portfolio hereby designates $.0494 per share as a long-term capital gain distribution of the $.0976 per share paid on December 9, 1998. As required by Federal tax law rules, shareholders will receive notification of their portion of the portfolio's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

                                  The Portfolio

NOTES

                                  The Portfolio

                                                           For More Information
                        Dreyfus BASIC Intermediate
                        Municipal Bond Portfolio
                        200 Park Avenue
                        New York, NY 10166
                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166
Custodian The Bank of New York 100 Church Street New York, NY 10286 Transfer Agent & Dividend Disbursing Agent Dreyfus Transfer, Inc. P.O. Box 9671 Providence, RI 02940 Distributor Premier Mutual Fund Services, Inc. 60 State Street Boston, MA 02109 To obtain information: BY TELEPHONE Call 1-800-645-6561 BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144 BY E-MAIL Send your request to info@dreyfus.com ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com (c) 1999 Dreyfus Service Corporation 126AR998